Schedule of Investments (unaudited)
December 31, 2025
 Franklin FTSE Russia ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 0.0%††
Communication Services — 0.0%††
Diversified Telecommunication Services — 0.0%††
Rostelecom PJSC	165,056	$0 *(a)(b)
Wireless Telecommunication Services — 0.0%††
Mobile TeleSystems PJSC	147,584	0 *(a)(b)
Sistema AFK PAO	499,664	0 *(a)(b)
Total Wireless Telecommunication Services		0

Total Communication Services		0
Consumer Discretionary — 0.0%††
Specialty Retail — 0.0%††
M.Video PJSC	8,000	0 *(a)(b)

Consumer Staples — 0.0%††
Consumer Staples Distribution & Retail — 0.0%††
Magnit PJSC	8,112	0 *(a)(b)

Energy — 0.0%††
Oil, Gas & Consumable Fuels — 0.0%††
Gazprom PJSC	981,872	0 *(a)(b)
LUKOIL PJSC	36,048	0 *(a)(b)
Novatek PJSC	47,472	0 *(a)(b)
Rosneft Oil Co. PJSC	92,320	0 *(a)(b)
Sovcomflot PJSC	72,128	0 *(a)(b)
Surgutneftegas PAO	634,480	0 *(a)(b)
Tatneft PJSC	105,552	0 *(a)(b)

Total Energy		0
Financials — 0.0%††
Banks — 0.0%††
Credit Bank of Moscow PJSC	2,127,840	0 *(a)(b)
Sberbank of Russia PJSC	959,968	0 *(a)(b)
VTB Bank PJSC	177,271	0 *(a)(b)
Total Banks		0
Capital Markets — 0.0%††
Moscow Exchange MICEX-RTS PJSC	253,248	0 *(a)(b)

Total Financials		0
Industrials — 0.0%††
Passenger Airlines — 0.0%††
Aeroflot PJSC	174,496	0 *(a)(b)

Materials — 0.0%††
Chemicals — 0.0%††
PhosAgro PJSC, Russian Stock Exchange	6,208	0 *(a)(b)
Metals & Mining — 0.0%††
Alrosa PJSC	361,232	0 *(a)(b)
GMK Norilskiy Nickel PAO	288,800	0 *(a)(b)
Magnitogorsk Iron & Steel Works PJSC	370,640	0 *(a)(b)
Novolipetsk Steel PJSC	200,944	0 *(a)(b)
Polyus PJSC	35,040	0 *(a)(b)
Raspadskaya PAO	10,720	0 *(a)(b)
Severstal PAO	27,744	0 *(a)(b)
See Notes to Schedule of Investments.

Franklin FTSE Russia ETF 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
December 31, 2025
 Franklin FTSE Russia ETF
(Percentages shown based on Fund net assets)
Security		Shares	Value

Metals & Mining — continued
United Co. RUSAL International PJSC		447,600	$0 *(a)(b)
Total Metals & Mining			0
Paper & Forest Products — 0.0%††
Segezha Group PJSC		666,096	0 *(a)(b)(c)

Total Materials			0
Utilities — 0.0%††
Electric Utilities — 0.0%††
Federal Grid Co. - Rosseti PJSC		80,095,477	0 *(a)(b)
Inter RAO UES PJSC		6,229,280	0 *(a)(b)
Mosenergo PJSC		1,418,704	0 *(a)(b)
RusHydro PJSC		20,149,712	0 *(a)(b)
Total Electric Utilities			0
Independent Power and Renewable Electricity Producers — 0.0%††
Unipro PAO		1,811,376	0 *(a)(b)

Total Utilities			0
Total Common Stocks (Cost — $21,363,101)			0
	Rate
Preferred Stocks — 0.0%††
Energy — 0.0%††
Oil, Gas & Consumable Fuels — 0.0%††
Bashneft PJSC	—	3,392	0 *(a)(b)
Surgutneftegas PAO	—	682,080	0 *(a)(b)
Tatneft PJSC	—	10,416	0 *(a)(b)
Transneft PJSC	—	27,600	0 *(a)(b)

Total Preferred Stocks (Cost — $1,113,686)			0
Total Investments — 0.0%†† (Cost — $22,476,787)			0
Other Assets in Excess of Liabilities — 100.0%			4,827
Total Net Assets — 100.0%			$4,827

††	Represents less than 0.1%.
*	Non-income producing security.
(a)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).
(b)	Security is valued using significant unobservable inputs (Note 1).
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation(s) used in this schedule:
PJSC	—	Private Joint Stock Company
See Notes to Schedule of Investments.

Franklin FTSE Russia ETF 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Franklin FTSE Russia ETF (the “Fund”) is a separate non-diversified investment series of Franklin Templeton ETF Trust (the “Trust”). The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund seeks to provide the investment results that closely correspond, before fees and expenses, to the performance of the Fund’s underlying index.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other

Franklin FTSE Russia ETF 2025 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)
relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	—	—	$0	$0
Consumer Discretionary	—	—	0	0
Consumer Staples	—	—	0	0
Energy	—	—	0	0
Financials	—	—	0	0
Industrials	—	—	0	0
Materials	—	—	0	0
Utilities	—	—	0	0
Preferred Stocks	—	—	0	0
Total Investments	—	—	$0*	$0 *

†	See Schedule of Investments for additional detailed categorizations.
*	Includes financial instruments determined to have no value.

Franklin FTSE Russia ETF 2025 Quarterly Report